UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.15

ANNUAL REPORT

AB INTERNATIONAL GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 10, 2015

Annual Report

This report provides management’s discussion of fund performance for AB International Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein International Growth Fund to AB International Growth Fund.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger-capitalization companies, although the Fund may invest in smaller- or medium-capitalization companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options,

AB INTERNATIONAL GROWTH FUND •	1

including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World (ex-U.S.) Index (net) for the six- and 12-month periods ended June 30, 2015. All share classes of the Fund outperformed the benchmark during the 12-month period; for the six-month period, classes A, Advisor, K and I shares outperformed, while all other share classes underperformed the benchmark. During both periods, sector selection was positive due to an underweight in the industrial cyclicals sector and an overweight in the consumer sector. During the 12-month period, security selection within the financials sector contributed to performance, while security selection in the consumer sector detracted from returns. During the six-month period, security selection was negative in the consumer and industrial cyclicals sectors. Security selection in the financials and technology sectors contributed to returns. Country exposure was positive overall during both periods, due to underweights in Canada, Australia and

Korea. An underweight in Japan and an overweight in India had a negative impact on returns during both periods.

Derivatives in the form of currency forwards were utilized for hedging purposes, which detracted from performance during both periods.

Market Review and Investment Strategy

International equities were unsettled at the start of the 12-month period, as markets grappled with geopolitical concerns and plunging oil prices. International stocks increased modestly, though their path was somewhat bumpy and relative returns diverged strongly among regions. Stocks rose during the summer of 2014, despite geopolitical concerns—like the crisis in Ukraine—weighing on sentiment. By late summer, an intensification in Middle East conflict halted stocks’ ascent. Upbeat regional economic reports fueled a quick rebound, but negative sentiment re-emerged in September due to a weakening economic outlook in China and the eurozone. Geopolitical flare-ups, including Hong Kong’s pro-democracy protests and Ebola concerns, also played a role. Markets subsequently recouped their losses, then climbed unabated until early December when a further drop in oil prices put downward pressure on Russia’s currency and stock market. This sparked a flight to safety, especially in emerging markets.

Investors welcomed 2015 with renewed confidence, due to the long-awaited rollout of the European

2	• AB INTERNATIONAL GROWTH FUND

Central Bank’s (the “ECB’s”) quantitative easing program. From there, global equities generally pushed higher until June, though their path was halted by periodic pullbacks. A number of concerns unsettled the markets, ranging from softer Chinese growth and volatile trading in China’s mainland stock markets to the final outcome of the seemingly endless negotiations between Greece and its official creditors. Dovish signals from the U.S. Federal Reserve and the ECB’s program lifted investors’ spirits. The health care sector outperformed, boosted by robust merger and acquisition activity and general insulation from macro events. In contrast, the energy sector lost significant ground, principally due to the steep decline in the price of oil.

The Fund’s Global Growth and Thematic Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

AB INTERNATIONAL GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World (ex-U.S.) Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERNATIONAL GROWTH FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERNATIONAL GROWTH FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Growth Fund
Class A	4.23%	-2.78%

Class B*	3.74%	-3.54%

Class C	3.79%	-3.52%

Advisor Class†	4.36%	-2.52%

Class R†	4.02%	-3.04%

Class K†	4.18%	-2.68%

Class I†	4.39%	-2.31%

MSCI AC World (ex-U.S.) Index (net)	4.03%	-5.26%

*    Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/30/05 TO 6/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Growth Fund Class A shares (from 6/30/05 to 6/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.78%	-6.94%
5 Years	7.56%	6.62%
10 Years	4.37%	3.92%

Class B Shares
1 Year	-3.54%	-7.40%
5 Years	6.75%	6.75%
10 Years(a)	3.74%	3.74%

Class C Shares
1 Year	-3.52%	-4.49%
5 Years	6.78%	6.78%
10 Years	3.63%	3.63%

Advisor Class Shares*
1 Year	-2.52%	-2.52%
5 Years	7.87%	7.87%
10 Years	4.68%	4.68%

Class R Shares*
1 Year	-3.04%	-3.04%
5 Years	7.28%	7.28%
10 Years	4.11%	4.11%

Class K Shares*
1 Year	-2.68%	-2.68%
5 Years	7.62%	7.62%
10 Years	4.42%	4.42%

Class I Shares*
1 Year	-2.31%	-2.31%
5 Years	8.06%	8.06%
10 Years	4.83%	4.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.32%, 2.11%, 2.07%, 1.06%, 1.62%, 1.31% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

8	• AB INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.94%
5 Years	6.62%
10 Years	3.92%

Class B Shares
1 Year	-7.40%
5 Years	6.75%
10 Years(a)	3.74%

Class C Shares
1 Year	-4.49%
5 Years	6.78%
10 Years	3.63%

Advisor Class Shares*
1 Year	-2.52%
5 Years	7.87%
10 Years	4.68%

Class R Shares*
1 Year	-3.04%
5 Years	7.28%
10 Years	4.11%

Class K Shares*
1 Year	-2.68%
5 Years	7.62%
10 Years	4.42%

Class I Shares*
1 Year	-2.31%
5 Years	8.06%
10 Years	4.83%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL GROWTH FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.30	$6.79	1.34%
Hypothetical**	$1,000	$1,018.15	$6.71	1.34%
Class B
Actual	$1,000	$1,037.40	$10.81	2.14%
Hypothetical**	$1,000	$1,014.18	$10.69	2.14%
Class C
Actual	$1,000	$1,037.90	$10.61	2.10%
Hypothetical**	$1,000	$1,014.38	$10.49	2.10%
Advisor Class
Actual	$1,000	$1,043.60	$5.52	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%
Class R
Actual	$1,000	$1,040.20	$8.30	1.64%
Hypothetical**	$1,000	$1,016.66	$8.20	1.64%
Class K
Actual	$1,000	$1,041.80	$6.73	1.33%
Hypothetical**	$1,000	$1,018.20	$6.66	1.33%
Class I
Actual	$1,000	$1,043.90	$4.56	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERNATIONAL GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $425.3

*	All data are as of June 30, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Australia, Austria, Brazil, Canada, Indonesia, Mexico, Netherlands, Peru, Philippines, Singapore, South Korea, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL GROWTH FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$14,326,604	3.4%
AIA Group Ltd.	13,782,578	3.2
Prudential PLC	12,467,062	2.9
Housing Development Finance Corp., Ltd.	11,022,198	2.6
Nestle SA	10,467,181	2.5
UBS Group AG	10,400,678	2.4
Mobileye NV	9,777,750	2.3
Anheuser-Busch InBev NV	9,571,520	2.3
Partners Group Holding AG	9,133,409	2.1
Taiwan Semiconductor Manufacturing Co., Ltd.	8,778,836	2.1
	$109,727,816	25.8%

*	Long-term investments.

12	• AB INTERNATIONAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 29.6%
Banks – 8.2%
Credicorp Ltd.	39,520	$5,490,118
HDFC Bank Ltd.(a)	311,000	5,200,087
ING Groep NV	502,427	8,342,991
Kasikornbank PCL (NVDR)	575,400	3,210,156
Sumitomo Mitsui Financial Group, Inc.	140,000	6,232,689
UniCredit SpA	933,670	6,275,083

		34,751,124

Capital Markets – 6.3%
Azimut Holding SpA	251,822	7,371,295
Partners Group Holding AG	30,558	9,133,409
UBS Group AG(a)	490,217	10,400,678

		26,905,382

Consumer Finance – 0.7%
SKS Microfinance Ltd.(a)	439,050	3,202,281

Diversified Financial Services – 3.0%
IG Group Holdings PLC	520,711	6,103,466
London Stock Exchange Group PLC	175,130	6,514,953

		12,618,419

Insurance – 7.8%
AIA Group Ltd.	2,116,200	13,782,578
Prudential PLC	517,315	12,467,062
St James’s Place PLC	493,491	7,017,229

		33,266,869

Real Estate Management & Development – 1.0%
Global Logistic Properties Ltd.	2,315,000	4,345,880

Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp., Ltd.	541,225	11,022,198

		126,112,153

Consumer Discretionary – 18.0%
Auto Components – 0.5%
Hankook Tire Co., Ltd.	57,436	2,160,083

Automobiles – 3.8%
Great Wall Motor Co., Ltd.—Class H(b) (c)	595,000	2,916,836
Nissan Motor Co., Ltd.	719,100	7,512,405
Tata Motors Ltd.—Class A	996,158	4,071,593
Volkswagen AG (Preference Shares)	7,821	1,815,088

		16,315,922

Diversified Consumer Services – 0.7%
Kroton Educacional SA	818,300	3,129,390

AB INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.6%
Alsea SAB de CV	994,373	$3,000,675
Melco Crown Entertainment Ltd. (ADR)(d)	190,308	3,735,746

		6,736,421

Household Durables – 1.6%
Panasonic Corp.	496,900	6,805,648

Internet & Catalog Retail – 1.2%
JD.com, Inc. (ADR)(a)	145,754	4,970,212

Media – 1.9%
Naspers Ltd. – Class N	52,110	8,103,334

Multiline Retail – 1.0%
Matahari Department Store Tbk PT	3,249,500	4,027,423

Specialty Retail – 2.5%
Chow Tai Fook Jewellery Group Ltd.(d)	2,699,800	2,900,942
Fast Retailing Co., Ltd.	17,400	7,890,396

		10,791,338

Textiles, Apparel & Luxury Goods – 3.2%
Brunello Cucinelli SpA	130,899	2,451,670
Cie Financiere Richemont SA	99,349	8,074,876
Titan Co., Ltd.	519,250	2,972,135

		13,498,681

		76,538,452

Consumer Staples – 14.7%
Beverages – 2.3%
Anheuser-Busch InBev NV	79,537	9,571,520

Food & Staples Retailing – 1.1%
Tsuruha Holdings, Inc.	62,800	4,884,903

Food Products – 6.1%
Danone SA	104,863	6,792,443
Nestle SA (REG)	145,074	10,467,181
Universal Robina Corp.	1,205,326	5,182,673
WH Group Ltd.(a)(e)	4,838,000	3,299,032

		25,741,329

Household Products – 3.2%
Reckitt Benckiser Group PLC	97,737	8,428,285
Unicharm Corp.	226,600	5,382,776

		13,811,061

Tobacco – 2.0%
British American Tobacco PLC	158,614	8,540,176

		62,548,989

14	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.3%
Health Care Equipment & Supplies – 1.3%
Essilor International SA	45,276	$5,424,089

Pharmaceuticals – 10.0%
Aspen Pharmacare Holdings Ltd.(a)	150,162	4,440,659
Bayer AG	38,440	5,383,143
H Lundbeck A/S(a)	144,050	2,771,597
Novo Nordisk A/S – Class B	127,830	7,014,656
Roche Holding AG	51,095	14,326,604
Sun Pharmaceutical Industries Ltd.	382,390	5,256,661
UCB SA	50,110	3,603,172

		42,796,492

		48,220,581

Information Technology – 10.0%
Internet Software & Services – 3.6%
Baidu, Inc. (Sponsored ADR)(a)	35,919	7,150,754
Tencent Holdings Ltd.	409,000	8,183,869

		15,334,623

IT Services – 0.9%
Tata Consultancy Services Ltd.	96,030	3,852,963

Semiconductors & Semiconductor Equipment – 3.2%
ams AG	106,844	4,672,899
Taiwan Semiconductor Manufacturing Co., Ltd.	1,930,000	8,778,836

		13,451,735

Software – 2.3%
Mobileye NV(a)(d)	183,896	9,777,750

		42,417,071

Industrials – 7.0%
Aerospace & Defense – 2.0%
Safran SA	127,799	8,685,145

Commercial Services & Supplies – 1.2%
Aggreko PLC	218,270	4,930,130

Electrical Equipment – 0.3%
Schneider Electric SE (Paris)	17,450	1,208,221

Industrial Conglomerates – 0.3%
Siemens AG (REG)	12,320	1,246,432

Machinery – 1.5%
Komatsu Ltd.	325,600	6,532,616

Professional Services – 1.7%
Capita PLC	365,895	7,109,569

		29,712,113

AB INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company		Shares	U.S. $ Value

Energy – 2.8%
Oil, Gas & Consumable Fuels – 2.8%
Canadian Natural Resources Ltd.		163,450	$4,436,313
TOTAL SA		149,730	7,344,402

			11,780,715

Materials – 2.5%
Chemicals – 1.6%
Linde AG		35,450	6,718,256

Metals & Mining – 0.9%
BHP Billiton PLC		184,455	3,626,697
South32 Ltd.(a)		184,455	249,249

			3,875,946

			10,594,202

Utilities – 0.5%
Water Utilities – 0.5%
Beijing Enterprises Water Group Ltd.(a)		2,554,000	2,095,188

Total Common Stocks (cost $284,910,378)			410,019,464

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(f)(g) (cost $9,946,776)		9,946,776	9,946,776

		Principal Amount (000)
Time Deposits – 0.3%
ANZ, London 0.08%, 7/01/15	GBP	60	93,879
BBH, Grand Cayman (1.00)%, 7/01/15	CHF	34	36,318
(0.30)%, 7/01/15	DKK	260	38,824
BTMU, Grand Cayman 0.005%, 7/01/15	JPY	41,377	338,085
DNB, Oslo (0.40)%, 7/01/15	SEK	362	43,655
(0.245)%, 7/01/15	EUR	20	22,283
HSBC Bank PLC, London 0.005%, 7/02/15	HKD	764	98,507
5.367%, 7/01/15	ZAR	3,237	266,072

16	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo, Grand Cayman 0.05%, 7/02/15	CAD	53	$42,067
0.10%, 7/01/15	SGD	395	293,102

Total Time Deposits (cost $1,272,428)			1,272,792

Total Short-Term Investments (cost $11,219,204)			11,219,568

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $296,129,582)			421,239,032

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%
Investment Companies – 2.3%
AB Exchange Reserves—Class I, 0.07%(f)(g) (cost $9,933,650)		9,933,650	9,933,650

Total Investments – 101.4% (cost $306,063,232)			431,172,682
Other assets less liabilities – (1.4)%			(5,853,278)

Net Assets – 100.0%			$425,319,404

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6,325	SEK	52,198	8/13/15	$(22,979)
BNP Paribas SA	USD	4,110	CAD	4,976	8/13/15	(128,813)
Brown Brothers Harriman & Co.	CHF	1,407	USD	1,505	8/13/15	(2,234)
Brown Brothers Harriman & Co.	EUR	2,605	USD	2,930	8/13/15	24,268
Brown Brothers Harriman & Co.	GBP	1,086	USD	1,682	8/13/15	(23,741)
Brown Brothers Harriman & Co.	USD	950	EUR	837	8/13/15	(15,915)
Brown Brothers Harriman & Co.	USD	2,167	NOK	16,140	8/13/15	(110,340)
Citibank, NA	USD	24,357	AUD	30,628	8/13/15	(783,141)
Deutsche Bank AG	USD	8,606	JPY	1,052,481	8/13/15	(2,266)
Goldman Sachs Bank USA	JPY	1,001,834	USD	8,375	8/13/15	184,479
HSBC Bank USA	HKD	83,835	USD	10,814	8/13/15	(257)
HSBC Bank USA	USD	16,596	CAD	19,869	8/13/15	(697,501)
Morgan Stanley Capital Services LLC	AUD	2,516	USD	1,985	8/13/15	48,963
Morgan Stanley Capital Services LLC	CAD	17,577	USD	14,072	8/13/15	7,590

AB INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	TWD	93,376	USD	3,025	8/13/15	$804
Standard Chartered Bank	GBP	4,419	USD	6,734	8/13/15	(207,688)
Standard Chartered Bank	USD	8,390	JPY	1,001,834	8/13/15	(199,697)
State Street Bank & Trust Co.	CHF	26,711	USD	29,334	8/13/15	716,727
State Street Bank & Trust Co.	EUR	3,791	USD	4,256	8/13/15	27,059
State Street Bank & Trust Co.	USD	3,835	GBP	2,492	8/13/15	79,346
State Street Bank & Trust Co.	USD	2,505	SEK	20,708	8/13/15	(4,399)
UBS AG	AUD	1,503	USD	1,154	8/13/15	(3,321)
UBS AG	USD	4,789	CHF	4,425	8/13/15	(48,406)
UBS AG	USD	1,315	EUR	1,180	8/13/15	1,240
UBS AG	USD	4,733	GBP	3,013	8/13/15	(388)

						$(1,160,610)

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of this security amounted to $3,299,032 or 0.8% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $ 286,182,806)	$411,292,256 (a)
Affiliated issuers (cost $ 19,880,426 — including investment of cash collateral for securities loaned of $ 9,933,650)	19,880,426
Foreign currencies, at value (cost $ 3,744,202)	3,745,343
Receivable for investment securities sold	2,698,942
Dividends and interest receivable	2,158,024
Unrealized appreciation on forward currency exchange contracts	1,090,476
Receivable for capital stock sold	107,597

Total assets	440,973,064

Liabilities
Payable for collateral received on securities loaned	9,933,650
Unrealized depreciation on forward currency exchange contracts	2,251,086
Payable for investment securities purchased and foreign currency transactions	1,890,020
Payable for capital stock redeemed	701,217
Advisory fee payable	268,350
Distribution fee payable	118,316
Transfer Agent fee payable	64,691
Administrative fee payable	12,206
Accrued expenses and other liabilities	414,124

Total liabilities	15,653,660

Net Assets	$425,319,404

Composition of Net Assets
Capital stock, at par	$25,760
Additional paid-in capital	1,162,142,898
Distributions in excess of net investment income	(4,225,709)
Accumulated net realized loss on investment and foreign currency transactions	(856,503,512)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	123,879,967

$425,319,404

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$278,008,145	16,591,131	$16.76	*

B	$5,239,882	349,550	$14.99

C	$56,864,740	3,778,019	$15.05

Advisor	$62,212,696	3,658,188	$17.01

R	$15,393,731	928,764	$16.57

K	$6,224,368	373,031	$16.69

I	$1,375,842	81,407	$16.90

(a)	Includes securities on loan with a value of $9,984,625 (See Note E).

*	The maximum offering price per share for Class A shares was $17.50, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INTERNATIONAL GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year ended June 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $863,657)	$8,840,471
Affiliated issuers	13,404
Securities lending income	319,261
Interest	4,298	$9,177,434

Expenses
Advisory fee (see Note B)	3,500,589
Distribution fee—Class A	818,385
Distribution fee—Class B	77,222
Distribution fee—Class C	622,666
Distribution fee—Class R	81,931
Distribution fee—Class K	14,762
Transfer agency—Class A	739,619
Transfer agency—Class B	21,840
Transfer agency—Class C	154,462
Transfer agency—Advisor Class	165,219
Transfer agency—Class R	42,604
Transfer agency—Class K	11,810
Transfer agency—Class I	231
Custodian	189,680
Registration fees	89,484
Audit and tax	71,202
Printing	62,385
Administrative	48,083
Directors’ fees	40,292
Legal	37,204
Miscellaneous	69,352

Total expenses		6,859,022

Net investment income		2,318,412

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		39,591,693
Foreign currency transactions		(6,161,648)
Net change in unrealized appreciation/depreciation on:
Investments		(49,277,266)
Foreign currency denominated assets and liabilities		(1,669,342)

Net loss on investment and foreign currency transactions		(17,516,563)

Net Decrease in Net Assets from Operations		$(15,198,151)

See notes to financial statements.

20	• AB INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015		Year Ended June 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,318,412		$4,843,523
Net realized gain on investment and foreign currency transactions	33,430,045		61,765,341
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(50,946,608)		37,027,774

Net increase (decrease) in net assets from operations	(15,198,151)		103,636,638
Dividends to Shareholders from
Net investment income
Class A	– 0	–	(4,091,629)
Class B	– 0	–	(109,071)
Class C	– 0	–	(597,231)
Advisor Class	– 0	–	(1,196,490)
Class R	– 0	–	(163,374)
Class K	– 0	–	(62,285)
Class I	– 0	–	(240,108)
Capital Stock Transactions
Net decrease	(107,716,407)		(169,044,916)
Proceeds from third party regulatory settlements (see Note F)	– 0	–	69,640

Total decrease	(122,914,558)		(71,798,826)
Net Assets
Beginning of period	548,233,962		620,032,788

End of period (including distributions in excess of net investment income of $(4,225,709) and $(382,473), respectively)	$425,319,404		$548,233,962

See notes to financial statements.

AB INTERNATIONAL GROWTH FUND •	21

Statement of changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

NOTE A

Significant Accounting Policies

AB International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein International Growth Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

22	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

AB INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling

24	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$5,490,118		$120,622,035		$	– 0	–	$126,112,153
Consumer Discretionary	17,287,693		56,333,923			2,916,836		76,538,452
Consumer Staples	– 0	–	62,548,989			– 0	–	62,548,989
Health Care	5,256,661		42,963,920			– 0	–	48,220,581
Information Technology	20,781,468		21,635,603			– 0	–	42,417,071
Industrials	– 0	–	29,712,113			– 0	–	29,712,113
Energy	4,436,313		7,344,402			– 0	–	11,780,715
Materials	249,249		10,344,953			– 0	–	10,594,202
Utilities	– 0	–	2,095,188			– 0	–	2,095,188
Short-Term Investments:
Investments Companies	9,946,776		– 0	–		– 0	–	9,946,776
Time Deposits	– 0	–	1,272,792			– 0	–	1,272,792
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,933,650		– 0	–		– 0	–	9,933,650

Total Investments in Securities	73,381,928		354,873,918	†		2,916,836		431,172,682
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	1,090,476			– 0	–	1,090,476
Liabilities
Forward Currency Exchange Contracts	– 0	–	(2,251,086)			– 0	–	(2,251,086)

Total^	$73,381,928		$353,713,308			$2,916,836		$430,012,072

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $13,146,040 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period. There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

AB INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Consumer Discretionary			Total
Balance as of 6/30/14	$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)		– 0	–		– 0	–
Realized gain (loss)		63,620			63,620
Change in unrealized appreciation/depreciation		162,984			162,984
Purchases		2,978,325			2,978,325
Sales		(288,093)			(288,093)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 6/30/15		$2,916,836			$2,916,836

Net change in unrealized appreciation/depreciation from investments held as of 6/30/15**		$162,984			$162,984

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and

26	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps will remain in effect until November 1, 2015 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the year ended June 30, 2015, there was no such reimbursement. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65% of daily average net assets for Class A shares.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2015, such fee amounted to $48,083.

28	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $384,489 for the year ended June 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,721 from the sale of Class A shares and received $6,527, $2,199 and $650 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2015 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$ 4,158	$108,890	$103,101	$9,947	$4

Brokerage commissions paid on investment transactions for the year ended June 30, 2015 amounted to $267,200, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on

AB INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,217,002, $4,293,181, $784,435 and $214,030 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$84,315,936		$204,896,649
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts) are as follows:

Cost	$306,730,411

Gross unrealized appreciation	$139,558,293
Gross unrealized depreciation	(15,116,022)

Net unrealized appreciation	$124,442,271

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

30	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2015, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are

AB INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,090,476	Unrealized depreciation on forward currency exchange contracts	$2,251,086

Total		$1,090,476		$2,251,086

The effect of derivative instruments on the statement of operations for the year ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$(5,713,880)	$(1,549,453)

Total		$(5,713,880)	$(1,549,453)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2015:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts .	$91,164,488
Average principal amount on sale contracts .	$85,387,049

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net

32	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivative Assets
OTC Derivatives:
Brown Brothers Harriman & Co	$24,268	$(24,268)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	184,479	– 0	–		– 0	–		– 0	–		184,479
Morgan Stanley Capital Services LLC	56,553	– 0	–		– 0	–		– 0	–		56,553
Royal Bank of Scotland PLC	804	– 0	–		– 0	–		– 0	–		804
State Street Bank & Trust Co	823,132	(4,399)			– 0	–		– 0	–		818,733
UBS AG	1,240	(1,240)			– 0	–		– 0	–		– 0	–

Total	$1,090,476	$(29,907)		$	– 0	–	$	– 0	–		$1,060,569	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivative Liabilities
OTC Derivatives:
Barclays Bank PLC	$22,979	$	– 0	–	$	– 0	–	$	– 0	–	$22,979
BNP Paribas SA	128,813		– 0	–		– 0	–		– 0	–	128,813
Brown Brothers Harriman & Co.	152,230		(24,268)			– 0	–		– 0	–	127,962
Citibank, N.A	783,141		– 0	–		– 0	–		– 0	–	783,141
Deutsche Bank AG	2,266		– 0	–		– 0	–		– 0	–	2,266
HSBC Bank USA	697,758		– 0	–		– 0	–		– 0	–	697,758
Standard Chartered Bank	407,385		– 0	–		– 0	–		– 0	–	407,385
State Street Bank & Trust Co	4,399		(4,399)			– 0	–		– 0	–	– 0	–
UBS AG	52,115		(1,240)			– 0	–		– 0	–	50,875

Total	$2,251,086		$(29,907)		$	– 0	–	$	– 0	–	$2,221,179	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

AB INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2015, the Fund had securities on loan with a value of $9,984,625 and had received cash collateral which has been invested into AB Exchange Reserves of $9,933,650. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $319,261 and $9,676 from the borrowers and AB Exchange Reserves, respectively, for the year ended June 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned

34	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended June 30, 2015 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)
$ 10,965	$169,474	$170,505	$9,934

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2015		Year Ended June 30, 2014

Class A
Shares sold	833,110		1,603,351	$13,866,261		$25,506,969

Shares issued in reinvestment of dividends	– 0	–	224,163	– 0	–	3,539,481

Shares converted from Class B	208,933		326,330	3,531,476		5,221,782

Shares redeemed	(5,231,619)		(8,628,714)	(87,967,403)		(138,742,612)

Net decrease	(4,189,576)		(6,474,870)	$(70,569,666)		$(104,474,380)

Class B
Shares sold	13,640		18,847	$205,883		$270,680

Shares issued in reinvestment of dividends	– 0	–	6,891	– 0	–	98,473

Shares converted to Class A	(232,567)		(361,276)	(3,531,476)		(5,221,782)

Shares redeemed	(126,133)		(233,195)	(1,902,555)		(3,354,019)

Net decrease	(345,060)		(568,733)	$(5,228,148)		$(8,206,648)

Class C
Shares sold	151,233		202,983	$2,286,505		$2,907,252

Shares issued in reinvestment of dividends	– 0	–	37,506	– 0	–	537,838

Shares redeemed	(878,231)		(1,310,733)	(13,249,909)		(18,942,931)

Net decrease	(726,998)		(1,070,244)	$(10,963,404)		$(15,497,841)

AB INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

	Shares			Amount
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2015		Year Ended June 30, 2014
Advisor Class
Shares sold	1,265,326		1,387,580	$21,839,550		$22,379,276

Shares issued in reinvestment of dividends	– 0	–	58,273	– 0	–	928,795

Shares redeemed	(2,400,588)		(2,330,663)	(41,100,952)		(37,896,167)

Net decrease	(1,135,262)		(884,810)	$(19,261,402)		$(14,588,096)

Class R
Shares sold	203,552		221,046	$3,392,488		$3,504,778

Shares issued in reinvestment of dividends	– 0	–	10,419	– 0	–	163,373

Shares redeemed	(336,723)		(613,477)	(5,619,182)		(9,617,266)

Net decrease	(133,171)		(382,012)	$(2,226,694)		$(5,949,115)

Class K
Shares sold	100,291		60,767	$1,680,608		$958,448

Shares issued in reinvestment of dividends	– 0	–	3,965	– 0	–	62,284

Shares redeemed	(85,609)		(79,199)	(1,426,678)		(1,264,547)

Net increase (decrease)	14,682		(14,467)	$253,930		$(243,815)

Class I
Shares sold	32,332		46,913	$547,647		$746,484

Shares issued in reinvestment of dividends	– 0	–	15,187	– 0	–	240,108

Shares redeemed	(15,854)		(1,303,729)	(268,670)		(21,071,613)

Net increase (decrease)	16,478		(1,241,629)	$278,977		$(20,085,021)

During the year ended June 30, 2014, third party vendors reimbursed the Fund $69,640 for losses incurred due to regulatory settlements. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payments.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

36	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015			2014
Distributions paid from:
Ordinary income	$	– 0	–	$6,460,188

Total taxable distributions paid	$	– 0	–	$6,460,188

AB INTERNATIONAL GROWTH FUND •	37

Notes to Financial Statements

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(861,223,219	)(a)
Unrealized appreciation/(depreciation)	124,373,945	(b)

Total accumulated earnings/(deficit)	$(736,849,274)

(a)	As of June 30, 2015, the Fund had a net capital loss carryforward for federal income tax purposes of $855,481,760. During the fiscal year, the Fund utilized $39,887,274 of capital loss carryforwards to offset current year net realized gains. At June 30, 2015, the Fund had a qualified late-year ordinary loss deferral of $5,386,865 and a post-October short-term capital loss deferral of $354,594. These losses are deemed to arise on July 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2015, the Fund had a net capital loss carryforward of $855,481,760 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 155,361,752	N/A	2017
700,120,008	N/A	2018

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.23	$ 14.65	$ 13.07	$ 15.61	$ 12.33

Income From Investment Operations
Net investment income(a)	.10	.14	.13	.10	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	2.61	1.57	(2.52)	3.60
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.47)	2.75	1.70	(2.42)	3.73

Less: Dividends
Dividends from net investment income	– 0	–	(.17)	(.12)	(.12)	(.45)

Net asset value, end of period	$ 16.76	$ 17.23	$ 14.65	$ 13.07	$ 15.61

Total Return
Total investment return based on net asset value(c)	(2.78)%	18.94	%†	12.99	%*	(15.47)%	30.34	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$278,008	$358,142	$399,308	$534,900	$910,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.39%	1.37%	1.32%	1.40%	1.30	%(d)
Expenses, before waivers/reimbursements	1.39%	1.37%	1.32%	1.40%	1.30	%(d)
Net investment income	.58%	.87%	.93%	.77%	.85	%(d)
Portfolio turnover rate	18%	36%	30%	63%	67%

See footnote summary on page 46.

AB INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended June 30,
	2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 15.54		$ 13.26		$ 11.83		$ 14.09		$ 11.17

Income From Investment Operations
Net investment income (loss)(a)	(.05)		(.00	)(b)	.02		(.00	)(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)		2.38		1.41		(2.26)		3.26
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.55)		2.38		1.43		(2.26)		3.27

Less: Dividends
Dividends from net investment income	– 0	–	(.10)		– 0	–	– 0	–	(.35)

Net asset value, end of period	$ 14.99		$ 15.54		$ 13.26		$ 11.83		$ 14.09

Total Return
Total investment return based on net asset value(c)	(3.54)%		18.06	%†	12.09	%*	(16.04)%		29.37	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,240		$10,793		$16,753		$22,731		$38,943
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.16%		2.11%		2.07%		2.18%		2.09	%(d)
Expenses, before waivers/reimbursements	2.16%		2.11%		2.07%		2.18%		2.09	%(d)
Net investment income (loss)	(.34)%		(.01)%		.14%		(.01)%		.05	%(d)
Portfolio turnover rate	18%		36%		30%		63%		67%

See footnote summary on page 46.

40	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,
	2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 15.60		$ 13.32		$ 11.87		$ 14.14		$ 11.21

Income From Investment Operations
Net investment income (loss)(a)	(.02)		.02		.03		.00	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)		2.38		1.42		(2.27)		3.27
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.55)		2.40		1.45		(2.27)		3.28

Less: Dividends
Dividends from net investment income	– 0	–	(.12)		– 0	–	– 0	–	(.35)

Net asset value, end of period	$ 15.05		$ 15.60		$ 13.32		$ 11.87		$ 14.14

Total Return
Total investment return based on net asset value(c)	(3.52)%		18.09	%†	12.22	%*	(16.05)%		29.36	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,865		$70,259		$74,259		$90,590		$165,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.13%		2.07%		2.03%		2.13%		2.03	%(d)
Expenses, before waivers/reimbursements	2.13%		2.07%		2.03%		2.13%		2.03	%(d)
Net investment income (loss)	(.16)%		.16%		.21%		.03%		.10	%(d)
Portfolio turnover rate	18%		36%		30%		63%		67%

See footnote summary on page 46.

AB INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.45	$ 14.81	$ 13.24	$ 15.80	$ 12.48

Income From Investment Operations
Net investment income(a)	.14	.19	.18	.14	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	2.65	1.58	(2.54)	3.63
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.44)	2.84	1.76	(2.40)	3.81

Less: Dividends
Dividends from net investment income	– 0	–	(.20)	(.19)	(.16)	(.49)

Net asset value, end of period	$ 17.01	$ 17.45	$ 14.81	$ 13.24	$ 15.80

Total Return
Total investment return based on net asset value(c)	(2.52)%	19.32	%†	13.27	%*	(15.15)%	30.65	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,213	$83,622	$84,113	$107,284	$229,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%	1.06%	1.02%	1.10%	1.00	%(d)
Expenses, before waivers/reimbursements	1.12%	1.06%	1.02%	1.10%	1.00	%(d)
Net investment income	.85%	1.17%	1.23%	1.01%	1.20	%(d)
Portfolio turnover rate	18%	36%	30%	63%	67%

See footnote summary on page 46.

42	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.09	$ 14.54	$ 12.97	$ 15.45	$ 12.22

Income From Investment Operations
Net investment income(a)	.06	.09	.09	.08	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	2.60	1.56	(2.50)	3.56
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.52)	2.69	1.65	(2.42)	3.65

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.08)	(.06)	(.42)

Net asset value, end of period	$ 16.57	$ 17.09	$ 14.54	$ 12.97	$ 15.45

Total Return
Total investment return based on net asset value(c)	(3.04)%	18.59	%†	12.69	%*	(15.63)%	29.98	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,394	$18,149	$20,995	$26,541	$42,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64%	1.62%	1.58%	1.60%	1.59	%(d)
Expenses, before waivers/reimbursements	1.64%	1.62%	1.58%	1.60%	1.59	%(d)
Net investment income	.34%	.58%	.64%	.59%	.58	%(d)
Portfolio turnover rate	18%	36%	30%	63%	67%

See footnote summary on page 46.

AB INTERNATIONAL GROWTH FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.15	$ 14.57	$ 13.03	$ 15.54	$ 12.29

Income From Investment Operations
Net investment income(a)	.11	.15	.12	.13	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	2.60	1.56	(2.52)	3.57
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.46)	2.75	1.68	(2.39)	3.72

Less: Dividends
Dividends from net investment income	– 0	–	(.17)	(.14)	(.12)	(.47)

Net asset value, end of period	$ 16.69	$ 17.15	$ 14.57	$ 13.03	$ 15.54

Total Return
Total investment return based on net asset value(c)	(2.68)%	18.99	%†	12.93	%*	(15.39)%	30.39	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,224	$6,146	$5,434	$8,618	$15,570
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33%	1.31%	1.28%	1.29%	1.28	%(d)
Expenses, before waivers/reimbursements	1.33%	1.31%	1.28%	1.29%	1.28	%(d)
Net investment income	.67%	.97%	.86%	.93%	.99	%(d)
Portfolio turnover rate	18%	36%	30%	63%	67%

See footnote summary on page 46.

44	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.30	$ 14.67	$ 13.15	$ 15.71	$ 12.40

Income From Investment Operations
Net investment income(a)	.19	.15	.21	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	2.69	1.56	(2.55)	3.61
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.40)	2.84	1.77	(2.37)	3.82

Less: Dividends
Dividends from net investment income	– 0	–	(.21)	(.25)	(.19)	(.51)

Net asset value, end of period	$ 16.90	$ 17.30	$ 14.67	$ 13.15	$ 15.71

Total Return
Total investment return based on net asset value(c)	(2.31)%	19.48	%†	13.45	%*	(15.02)%	30.97	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,376	$1,123	$19,171	$20,258	$33,806
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.92%	.87%	.90%	.90	%(d)
Expenses, before waivers/reimbursements	.90%	.92%	.87%	.90%	.90	%(d)
Net investment income	1.15%	.97%	1.42%	1.35%	1.37	%(d)
Portfolio turnover rate	18%	36%	30%	63%	67%

See footnote summary on page 46.

AB INTERNATIONAL GROWTH FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended June 30, 2014 by 0.01%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended June 30, 2013 by 0.01% .

**	Includes the impact of reimbursements from the Adviser, which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

46	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AB International Growth Fund, Inc. (the “Fund”), (formerly AllianceBernstein International Growth Fund, Inc.), including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Growth Fund, Inc. at June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 28, 2015

AB INTERNATIONAL GROWTH FUND •	47

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2015.

For the taxable year ended June 30, 2015, the Fund designates $7,356,504 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

48	• AB INTERNATIONAL GROWTH FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President Tassos M. Stassopoulos(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the AB International Growth Fund’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL GROWTH FUND •	49

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY CURRENTLY DIRECTOR IN PAST FIVE YEAR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

50	• AB INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY CURRENTLY DIRECTOR IN PAST FIVE YEAR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (1994)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

AB INTERNATIONAL GROWTH FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY CURRENTLY DIRECTOR IN PAST FIVE YEAR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (1994)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

52	• AB INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY CURRENTLY DIRECTOR IN PAST FIVE YEAR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

AB INTERNATIONAL GROWTH FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY CURRENTLY DIRECTOR IN PAST FIVE YEAR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

54	• AB INTERNATIONAL GROWTH FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB INTERNATIONAL GROWTH FUND •	55

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Daniel C. Roarty 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2010.

Tassos Stassopoulos 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

56	• AB INTERNATIONAL GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB International Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB INTERNATIONAL GROWTH FUND •	57

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

58	• AB INTERNATIONAL GROWTH FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (Net and Gross) (the “MSCI AC World Index”) and the MSCI World (ex-US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015, and (in the case of comparisons with the MSCI AC World Index (Gross) and the MSCI World Index) the period since inception (June 1994 inception). Effective November 1, 2013, the MSCI AC World (ex-U.S.) Index became the Fund’s primary benchmark. The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3- and 10-year periods, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund lagged the indices in all periods except in the 1-year period and the period since inception. Based on their review, the directors concluded that the Fund’s recent performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from

AB INTERNATIONAL GROWTH FUND •	59

the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract since November 1, 2011 (the fee waiver is effective through October 31, 2015).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group median and lower than the Expense Universe median. After discussing with the Adviser the reasons for the Fund’s expense ratio, the directors concluded that the Fund’s expense ratio was acceptable.

60	• AB INTERNATIONAL GROWTH FUND

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB INTERNATIONAL GROWTH FUND •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

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additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Category	Advisory Fee	Net Assets 03/31/15 ($MIL)
International Growth Fund, Inc.	International	0.75% on 1st $2.5 billion	$439.5
		0.65% on next $2.5 billion
		0.60% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $55,074 (0.009% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. All of the Fund’s share classes were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB INTERNATIONAL GROWTH FUND •	63

limitation undertakings for those share classes were of no effect. In addition, set forth below are the Fund’s annualized semi-annual gross expense ratios:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
International Growth Fund, Inc.	Advisor	1.35%	1.15%	June 30 (ratios as of December 31, 2014)
	Class A	1.60%[7]	1.43%
	Class B	2.35%	2.18%
	Class C	2.35%	2.15%
	Class R	1.85%	1.64%
	Class K	1.60%	1.33%
	Class I	1.35%	0.90%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

5	Semi-annual total expense ratios are unaudited

6	Annualized.

7	Prior to November 1, 2014, the expense cap of the Fund’s Class A shares was 1.65%. The new expense cap reflected the reduction of 12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

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with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:9

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$439.5	International Growth Trends 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25m	0.496%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERNATIONAL GROWTH FUND •	65

and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2015 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Growth Fund, Inc.[10]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[11]	0.750%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.12 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

10	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

11	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

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investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Growth Fund, Inc.	0.750	0.950	2/13

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17 Set forth below is

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB INTERNATIONAL GROWTH FUND •	67

Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Fund, Inc.	1.366	1.334	8/13	1.400	23/55

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

18	The total expense ratio shown is for the Fund’s most recent fiscal year end Class A shares.

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AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,243, $2,146,878 and $10,599 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $491,000 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

19	Effective November 1, 2014, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB INTERNATIONAL GROWTH FUND •	69

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1529.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2015.25

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Fund, Inc.
1 year	2.73	-2.64	0.19	1/13	10/60
3 year	6.31	7.57	8.43	9/12	47/58
5 year	6.12	7.99	7.88	9/12	43/56
10 year	4.21	4.91	5.20	7/9	25/31

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

23	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s respective EU as the criteria for including/excluding a fund in/from a PU is somewhat different from that of an EU.

25	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB INTERNATIONAL GROWTH FUND •	71

	Periods Ending February 28, 2015 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
International Growth Fund, Inc.	2.73	6.31	6.12	4.21	6.96	20.43	0.23	10
MSCI AC World ex	0.87	6.49	6.55	5.34	N/A	18.76	0.29	10
US Index (Net)
MSCI AC World ex	1.31	6.96	7.02	5.81	5.87	N/A	N/A	N/A
US Index (Gross)
MSCI World ex	-0.16	8.58	7.41	4.96	5.38	N/A	N/A	N/A
US Index (Net)
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

72	• AB INTERNATIONAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB INTERNATIONAL GROWTH FUND •	73

AB Family of Funds

NOTES

74	• AB INTERNATIONAL GROWTH FUND

NOTES

AB INTERNATIONAL GROWTH FUND •	75

NOTES

76	• AB INTERNATIONAL GROWTH FUND

AB INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0151-0615

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst and Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Growth	2014	$41,948	$—	$31,912
	2015	$43,219	$—	$25,129

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Growth	2014	$300,717	$31,912
			$—
			$(31,912)
	2015	$443,379	$25,129
			$—
			$(25,129)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 21, 2015